UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 13, 2008

Alternative Asset Management Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33629 (Commission File Number)	20-8450938 (I.R.S. Employer Identification No.)

590 Madison Avenue, 35th Floor
New York, New York 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 409-2434

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X|    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1: JOINT PRESS RELEASE
EX-99.2: FORM OF TRANSACTION PRESENTATION

INFORMATION TO BE INCLUDED IN THIS REPORT

        COMMENCING SHORTLY AFTER THE FILING OF THIS REPORT HALCYON ASSET MANAGEMENT, LLC AND ITS AFFILIATED ENTITIES (COLLECTIVELY, “HALCYON”) AND ALTERNATIVE ASSET MANAGEMENT ACQUISITION CORP. (“AAMAC”) ARE HOLDING PRESENTATIONS FOR CERTAIN CLIENTS OF HALCYON AND STOCKHOLDERS OF AAMAC, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN INVESTING IN AAMAC’S SECURITIES, REGARDING AAMAC’S PROPOSED ACQUISITION (THE “ACQUISITION”) OF HACLYON, AS DESCRIBED IN THIS CURRENT REPORT ON FORM 8-K. CERTAIN INFORMATION CONTAINED IN THIS CURRENT REPORT ON FORM 8-K AND THE EXHIBITS HERETO MAY BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

        AAMAC INTENDS TO FILE WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) A PRELIMINARY PROXY STATEMENT IN CONNECTION WITH THE PROPOSED ACQUISITION AND TO MAIL A DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS TO AAMAC STOCKHOLDERS. STOCKHOLDERS OF AAMAC AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, AAMAC’S PRELIMINARY PROXY STATEMENT, AND AMENDMENTS THERETO, AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH AAMAC’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING TO BE HELD TO APPROVE THE PROPOSED ACQUISITION BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT HALCYON, AAMAC AND THE PROPOSED ACQUISITION. THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PROPOSED ACQUISITION. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS, WITHOUT CHARGE, ONCE AVAILABLE, AT THE SEC’S INTERNET SITE AT http://www.sec.gov OR BY DIRECTING A REQUEST TO: ALTERNATIVE ASSET MANAGEMENT ACQUISITION CORP., 590 MADISON AVENUE, 35TH FLOOR, NEW YORK, NEW YORK 10022, TELEPHONE (212) 409-2434.

        AAMAC AND ITS DIRECTORS AND OFFICERS MAY BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM AAMAC’S STOCKHOLDERS. A LIST OF THE NAMES OF THOSE DIRECTORS AND OFFICERS AND DESCRIPTIONS OF THEIR INTERESTS IN AAMAC IS CONTAINED IN AAMAC’S PROSPECTUS DATED AUGUST 1, 2007, WHICH IS FILED WITH THE SEC, AND WILL ALSO BE CONTAINED IN AAMAC’S PROXY STATEMENT WHEN IT BECOMES AVAILABLE. AAMAC’S STOCKHOLDERS MAY OBTAIN ADDITIONAL INFORMATION ABOUT THE INTERESTS OF ITS DIRECTORS AND OFFICERS IN THE PROPOSED ACQUISITION BY READING AAMAC’S PROXY STATEMENT AND OTHER MATERIALS TO BE FILED WITH THE SEC WHEN SUCH INFORMATION BECOMES AVAILABLE.

        CERTAIN FINANCIAL INFORMATION AND DATA OF HALCYON CONTAINED IN THIS CURRENT REPORT ON FORM 8-K AND THE EXHIBITS HERETO IS UNAUDITED AND PREPARED BY HALCYON AS A PRIVATE COMPANY, AND MAY

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NOT CONFORM TO SEC REGULATION S-X. ACCORDINGLY, SUCH INFORMATION AND DATA MAY NOT BE INCLUDED IN, MAY BE ADJUSTED AND PRESENTED DIFFERENTLY IN AAMAC’S PROXY STATEMENT TO SOLICIT STOCKHOLDER APPROVAL OF THE PROPOSED ACQUISITION.

        NOTHING IN THIS CURRENT REPORT ON FORM 8-K OR THE EXHIBITS HERETO SHOULD BE CONSTRUED AS, OR IS INTENDED TO BE, A SOLICITATION FOR OR AN OFFER OF ANY SECURITIES OR INVESTMENT ADVISORY SERVICES.

Item 8.01. Other Events.

Press Release

        On March 13, 2008, Halcyon and AAMAC issued a joint press release announcing that Halcyon will access the public equity markets through a reverse acquisition with AAMAC, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Transaction Presentation

        Attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference is the form of presentation to be used by the Halcyon Affiliates and AAMAC in presentations for certain of the Halcyon Affiliates’ clients, AAMAC’s stockholders and other persons.

Per Share Trust Value of AAMAC Trust Account

        As of March 11, 2008, the per share value of AAMAC’s trust account was $9.76.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Joint Press Release of Halcyon and AAMAC dated March 13, 2008.

99.2	Form of Transaction Presentation.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERNATIVE ASSET MANAGEMENT ACQUISITION CORP.

	By:	/s/ Paul D. Lapping Paul D. Lapping Chief Financial Officer and Secretary
Dated: March 13, 2008

EXHIBIT INDEX

Exhibit Number	Description
99.1	Joint Press Release of Halcyon and AAMAC dated March 13, 2008.
99.2	Form of Transaction Presentation.